SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): July 13, 1998


                                OrthoLogic Corp.
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             (Exact name of registrant as specified in its charter)

            Delaware                           0-21214                              86-0585310
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(State or other jurisdiction of        (Commission File Number)            (IRS Employer Identification
         incorporation)                                                               Number)

                1275 West Washington Street, Tempe, Arizona 85281
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: (602) 437-5520

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.           Other Events

                  On July 13, 1998, OrthoLogic Corp. issued the Press Release filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits


                      Exhibit Number              Description
                      --------------    ----------------------------------
                           99.1         Press Release, dated July 13, 1998

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ORTHOLOGIC CORP.



Dated: July 13, 1998                   /s/ Thomas R. Trotter
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                                       Thomas R. Trotter
                                       Chief Executive Officer and President
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